Balance Sheets (Unaudited) (USD $)	Sep. 30, 2011	Dec. 31, 2010
ASSETS:
Cash & Equivalents	$ 365,237	$ 484,880
Property Net	2,183,115	2,105,093
Uncollected Rental Revenue	95,149	175,275
Prepaid Advertising	3,972
Other Assets	68,623	56,625
TOTAL	2,716,096	2,821,873
LIABILITIES:
Distribution due to Partners	200,650	200,650
Incentive Management Fee Liability	322,840	340,800
Property Management Fee Liability	312,497	310,727
Deferred Income	39,644	32,545
Accrued Expenses	24,969	19,679
Other Liabilities	193,382	205,134
Total Liabilities	1,093,982	1,109,535
PARTNERS' EQUITY:
General Partners	(125,806)	(124,904)
Limited Partners	1,747,920	1,837,242
Total Partners' Equity	1,622,114	1,712,338
TOTAL	$ 2,716,096	$ 2,821,873